SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                   FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 19, 2005

                            SOUTHWEST AIRLINES CO.
            (Exact name of registrant as specified in its charter)


                                    TEXAS
               (State or other jurisdiction of incorporation)


            1-7259                                        74-1563240
    (Commission File Number)                 (IRS Employer Identification No.)




   P. O. Box 36611, Dallas, Texas                         75235-1611
 (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code (214) 792-4000



                                      N/A
       (Former name or former address, if changed since last report)















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Item 2.02  Results of Operations and Financial Condition.

            On January 19, 2005 the Registrant issued a press release announcing its financial results for the fourth quarter and year ended
December 31, 2004. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

    The information furnished in Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

                                  SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SOUTHWEST AIRLINES CO.
                                            (Registrant)



                                          By:     /s/ Laura Wright
                                                  Laura Wright
                                                  Senior Vice President-Finance
                                                  Chief Financial Officer



Date: January 19, 2005

























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
                             INDEX TO EXHIBITS

       Exhibit
         No.                               Exhibit
        99.1    Registrant's Fourth Quarter and 2004 Year End Earnings Release.

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